              IRWHE 2003-D

              Deal Settlement                   11/25/2003
              Investor Settlement               11/28/2003
              Cutoff                            11/1/2003

A-2
To Call   PPC                                       50                  75                 100                 125                 150                 200
          -------------------------------------------------------------------------------------------------------------------------------------------------
          WAL                                      2.0                 1.4                 1.1                 0.9                 0.8                 0.6
          Principal Window        Dec03 - Jun08       Dec03 - Jan07       Dec03 - Apr06       Dec03 - Oct05       Dec03 - Jun05       Dec03 - Jan05
          -------------------------------------------------------------------------------------------------------------------------------------------------

To Maturity    PPC                                     50                  75                100                125                150                 200
               --------------------------------------------------------------------------------------------------------------------------------------------
               WAL                                    2.0                 1.4                1.1                0.9                0.8                 0.6
               Principal Window       Dec03 - Jun08      Dec03 - Jan07       Dec03 - Apr06      Dec03 - Oct05      Dec03 - Jun05      Dec03 - Jan05
               --------------------------------------------------------------------------------------------------------------------------------------------